SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A2

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 19, 2006

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984- 9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The undersigned registrant, in order to provide the financial statements required to be included in the Current Report on Form 8-K dated May 19, 2006 in connection with the acquisition of certain assets and the borrowing under the lines of credit to pay for the acquisitions of Alexandria Professional Center, 9707 Medical Center Drive, 15001 Shady Grove Road, Randolph Shopping Center, Montrose Shopping Center and Plumtree Medical Center hereby amends the following items, as set forth in the pages attached hereto.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

1.	Alexandria Professional Center- Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 and unaudited Historical Summary of Gross Income and Direct Operating Expenses for the three months ended March 31, 2006.

2.	9707 Medical Center Drive and 15001 Shady Grove Road- Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 and unaudited Historical Summary of Gross Income and Direct Operating Expenses for the three months ended March 31, 2006.

3.	Randolph Shopping Center- Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 and unaudited Historical Summary of Gross Income and Direct Operating Expenses for the three months ended March 31, 2006.

4.	Montrose Shopping Center- Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 and unaudited Historical Summary of Gross Income and Direct Operating Expenses for the three months ended March 31, 2006.

5.	Plumtree Medical Center- Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2005 and unaudited Historical Summary of Gross Income and Direct Operating Expenses for the three months ended March 31, 2006.

In acquiring the properties listed above, Washington Real Estate Investment Trust (“WRIT”) evaluated among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). After reasonable inquiry, management is not aware of any material factors affecting these properties that would cause the reported financial information not to be indicative of their future operating results.

(b)	Pro Forma Financial Information

The following pro forma financial statements for the property acquisitions listed above (as defined in Regulation S-X) are filed as an exhibit hereto:

1.	WRIT Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006.

2.	WRIT Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2005 and the three months ended March 31, 2006.

(d)	Exhibits

23.	Consent of Independent Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/s/ Laura M. Franklin
(Signature)

Laura M. Franklin
Senior Vice President Accounting,
Administration and Corporate Secretary

July 31, 2006
(Date)

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Alexandria Professional Center (“Historical Summary”) for the year ended December 31, 2005. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Alexandria Professional Center’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Alexandria Professional Center for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

June 23, 2006

ALEXANDRIA PROFESSIONAL CENTER

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2005 AND THE THREE MONTHS

ENDED MARCH 31, 2006 (UNAUDITED)

	2005	2006 (Unaudited)
Gross income:

Base rents	$2,953,202	$758,736
Expense recoveries	188,860	47,470
Other	74,768	18,233

Total gross income	3,216,830	824,439

Direct operating expenses:

Real estate taxes	175,738	46,740
Utilities	269,038	99,371
Contract services	345,667	116,842
Salaries	158,021	40,870
Insurance	6,321	3,474
Repairs, maintenance and supplies	76,874	22,130
Other expenses	13,014	755

Total direct operating expenses	1,044,673	330,182

Gross income in excess of direct operating expenses	$2,172,157	$494,257

The accompanying notes are an integral part of this historical summary.

ALEXANDRIA PROFESSIONAL CENTER

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2005 AND THE THREE MONTHS

ENDED MARCH 31, 2006 (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS

Alexandria Professional Center is a twelve-story medical office building containing 113,040 rentable square feet, with both surface and garage parking, located in Alexandria, Virginia. Built in 1968, the property accommodates general physicians and specialty practitioners.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased Alexandria Professional Center in April, 2006. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of Alexandria Professional Center, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings

(b)	Depreciation of property and equipment

(c)	Management and leasing fees

(d)	Certain corporate and administrative expenses

(e)	Provisions for income taxes

NOTE 3 - USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2015. The following is a schedule by years of future minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2005:

2006	$3,087,000
2007	2,695,000
2008	2,367,000
2009	2,198,000
2010	1,781,000
Thereafter	4,099,000

$16,227,000

NOTE 5 - INTERIM UNAUDITED FINANCIAL INFORMATION

The Historical Summary for the three months ended March 31, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the Historical Summary for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of 9707 Medical Center Drive and 15001 Shady Grove Road (“Historical Summary”) for the year ended December 31, 2005. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of 9707 Medical Center Drive and 15001 Shady Grove Road’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of 9707 Medical Center Drive and 15001 Shady Grove Road for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

June 23, 2006

9707 MEDICAL CENTER DRIVE AND 15001 SHADY GROVE ROAD

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2005 AND THE THREE MONTHS

ENDED MARCH 31, 2006 (UNAUDITED)

	2005	2006 (Unaudited)
Gross income:

Base rents	$1,970,434	$497,417
Expense recoveries	1,112,532	312,998
Other	55,033	16,749

Total gross income	3,137,999	827,164

Direct operating expenses:

Real estate taxes	159,789	39,952
Utilities	318,303	89,620
Contract services	295,807	67,583
Insurance	12,962	3,315
Repairs, maintenance and supplies	157,330	43,120
Other expenses	48,939	13,319

Total direct operating expenses	993,130	256,909

Gross income in excess of direct operating expenses	$2,144,869	$570,255

The accompanying notes are an integral part of this historical summary.

9707 MEDICAL CENTER DRIVE AND 15001 SHADY GROVE ROAD

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2005 AND THE THREE MONTHS

ENDED MARCH 31, 2006 (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS

9707 Medical Center Drive and 15001 Shady Grove Road are two medical office buildings containing 38,367 and 51,172 rentable square feet, respectively. The operations of 9707 Medical Center Drive and 15001 Shady Grove Road consist of leasing offices primarily to medical related tenants.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased 9707 Medical Center Drive and 15001 Shady Grove Road in April, 2006. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of 9707 Medical Center Drive and 15001 Shady Grove Road, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings

(b)	Depreciation of property and equipment

(c)	Management and leasing fees

(d)	Certain corporate and administrative expenses

(e)	Provisions for income taxes

The Historical Summaries of these two buildings are presented on a combined basis as they were part of a medical office portfolio purchased from one seller at approximately the same time.

NOTE 3 - USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2015. The following is a schedule by years of future minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2005:

2006	$2,166,000
2007	2,157,000
2008	2,148,000
2009	1,508,000
2010	890,000
Thereafter	1,784,000

$10,653,000

During the year ended December 31, 2005, two tenants accounted for approximately 28% of the total base rents.

NOTE 5 - INTERIM UNAUDITED FINANCIAL INFORMATION

The Historical Summary for the three months ended March 31, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the Historical Summary for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Randolph Shopping Center (“Historical Summary”) for the year ended December 31, 2005. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Randolph Shopping Center’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Randolph Shopping Center for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

June 23, 2006

RANDOLPH SHOPPING CENTER

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2005 AND THE THREE MONTHS

ENDED MARCH 31, 2006 (UNAUDITED)

	2005	2006 (Unaudited)
Gross income:

Base rents	$1,048,158	$262,868
Expense recoveries	180,927	41,697
Other	3,198	15

Total gross income	1,232,283	304,580

Direct operating expenses:

Real estate taxes	96,262	26,177
Utilities	21,829	5,073
Contract services	45,553	12,589
Salaries	18,850	6,282
Insurance	9,012	2,403
Repairs, maintenance and supplies	19,494	1,799
Other expenses	1,128	16,727

Total direct operating expenses	212,128	71,050

Gross income in excess of direct operating expenses	$1,020,155	$233,530

The accompanying notes are an integral part of this historical summary.

RANDOLPH SHOPPING CENTER

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2005 AND THE THREE MONTHS

ENDED MARCH 31, 2006 (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS

Randolph Shopping Center is a two-story neighborhood and community retail center built in 1972 containing 82,125 rentable square feet. Randolph Shopping Center is occupied by retail tenants and light industrial users.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased Randolph Shopping Center in May, 2006. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of Randolph Shopping Center, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings

(b)	Depreciation of property and equipment

(c)	Management and leasing fees

(d)	Certain corporate and administrative expenses

(e)	Provisions for income taxes

NOTE 3 - USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2013. The following is a schedule by years of future minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2005:

2006	$998,000
2007	782,000
2008	540,000
2009	516,000
2010	451,000
Thereafter	760,000

$4,047,000

During the year ended December 31, 2005, four tenants accounted for approximately 65% of the total base rents.

NOTE 5 - INTERIM UNAUDITED FINANCIAL INFORMATION

The Historical Summary for the three months ended March 31, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the Historical Summary for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Montrose Shopping Center (“Historical Summary”) for the year ended December 31, 2005. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Montrose Shopping Center’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Montrose Shopping Center for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

June 23, 2006

MONTROSE SHOPPING CENTER

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2005 AND THE THREE MONTHS

ENDED MARCH 31, 2006 (UNAUDITED)

	2005	2006 (Unaudited)
Gross income:

Base rents	$1,281,380	$300,821
Expense recoveries	274,441	53,271
Other	1,239	—

Total gross income	1,557,060	354,092

Direct operating expenses:

Real estate taxes	209,936	52,325
Utilities	30,821	7,586
Contract services	66,594	14,230
Salaries	31,657	8,901
Insurance	16,372	4,251
Repairs, maintenance and supplies	9,122	1,002
Other expenses	831	2,135

Total direct operating expenses	365,333	90,430

Gross income in excess of direct operating expenses	$1,191,727	$263,662

The accompanying notes are an integral part of this historical summary.

MONTROSE SHOPPING CENTER

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2005 AND THE THREE MONTHS

ENDED MARCH 31, 2006 (UNAUDITED)

NOTE 1 - NATURE OF BUSINESS

Montrose Shopping Center is a two-story neighborhood and community retail center built in 1970 containing 145,151 rentable square feet. Montrose Shopping Center is occupied by retail tenants.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased Montrose Shopping Center in May, 2006. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of Montrose Shopping Center, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings

(b)	Depreciation of property and equipment

(c)	Management and leasing fees

(d)	Certain corporate and administrative expenses

(e)	Provisions for income taxes

NOTE 3 - USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2015. The following is a schedule by years of future minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2005:

2006	$870,000
2007	811,000
2008	636,000
2009	501,000
2010	552,000
Thereafter	2,057,000

$5,427,000

During the year ended December 31, 2005, three tenants accounted for approximately 67% of the total base rents.

NOTE 5 - INTERIM UNAUDITED FINANCIAL INFORMATION

The Historical Summary for the three months ended March 31, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the Historical Summary for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Plumtree Medical Center (“Historical Summary”) for the year ended December 31, 2005. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Plumtree Medical Center’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Plumtree Medical Center for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

June 23, 2006

PLUMTREE MEDICAL CENTER

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2005 AND THE THREE MONTHS

ENDED MARCH 31, 2006 (UNAUDITED)

	2005	2006 (Unaudited)
Gross income:

Base rents	$584,940	$146,235
Expense recoveries	119,997	38,472
Other	3,491	—

Total gross income	708,428	184,707

Direct operating expenses:

Real estate taxes	42,071	10,556
Utilities	14,397	3,265
Contract services	3,038	—
Insurance	6,269	1,616
Repairs, maintenance and supplies	8,365	2,282
Other expenses	13,547	3,297

Total direct operating expenses	87,687	21,016

Gross income in excess of direct operating expenses	$620,741	$163,691

The accompanying notes are an integral part of this historical summary.

PLUMTREE MEDICAL CENTER

NOTES TO THE HISTORICAL SUMMARY OF GROSS INCOME AND

DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2005 AND THE THREE MONTHS

ENDED MARCH 31, 2006 (UNAUDITED)

NOTE 1 - NATURE OF BUSINES

Plumtree Medical Center is a 33,431 square foot medical office building located in Bel Air, Maryland. The operations of Plumtree Medical Center consist of leasing offices primarily to medical related tenants.

NOTE 2 - BASIS OF PRESENTATION

Washington Real Estate Investment Trust purchased Plumtree Medical Center in June, 2006. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of Plumtree Medical Center, exclusive of the following expenses which may not be comparable to the proposed future operations:

(a)	Interest expense on existing mortgages and borrowings

(b)	Depreciation of property and equipment

(c)	Management and leasing fees

(d)	Certain corporate and administrative expenses

(e)	Provisions for income taxes

NOTE 3 - USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from estimated amounts.

NOTE 4 - DESCRIPTION OF LEASING ARRANGEMENTS

All leases are classified as operating leases and expire at various dates through 2011. The following is a schedule by years of future minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2005:

2006	$675,000
2007	445,000
2008	384,000
2009	396,000
2010	408,000
Thereafter	82,000

$2,390,000

During the year ended December 31, 2005, three tenants accounted for approximately 92% of the total base rents.

NOTE 5 - INTERIM UNAUDITED FINANCIAL INFORMATION

The Historical Summary for the three months ended March 31, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the Historical Summary for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

The pro forma balance sheet as of March 31, 2006 presents consolidated financial information as if the acquisitions had taken place on March 31, 2006. The pro forma statements of operations for the year ended December 31, 2005, and the three months ended March 31, 2006, present the pro forma results of operations as if the acquisitions had taken place as of the beginning of the respective reporting periods. Both the balance sheets and statements of operations illustrate the operating results of each of the properties acquired as well as compilation of the pro forma adjustments that were necessary to develop the pro forma results for the registrant. Explanations or details of the pro forma adjustments are in the notes to each of the financial statements.

WRIT purchased these properties as follows during 2006:

Acquisition Date	Property Name
April 11, 2006	Alexandria Professional Center
April 13, 2006	9707 Medical Center Drive
April 29, 2006	15001 Shady Grove Road
May 16, 2006	Randolph Shopping Center
May 16, 2006	Montrose Shopping Center
June 22, 2006	Plumtree Medical Center

The unaudited consolidated pro forma financial information is not necessarily indicative of what WRIT’s actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent WRIT’s results of operations or financial position for any future period. The results of operations for the periods ended December 31, 2005 and March 31, 2006 are not necessarily indicative of the operating results for these periods.

The unaudited consolidated pro forma financial information should be read in conjunction with WRIT’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 19, 2006, announcing the acquisitions; the consolidated financial statements and notes thereto included in WRIT’s Annual Report on Form 10-K for the year ended December 31, 2005; WRIT’s Quarterly Report on Form 10-Q for the three months ended March 31, 2006; and the Historical Summary of Gross Income and Direct Operating Expenses and Notes included elsewhere in this Form 8-K/A2. In management’s opinion, all adjustments necessary to reflect these acquisition and related transactions have been made.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2006

(In thousands)

	Registrant	Alexandria Professional Center	9707 Medical Center Dr & 15001 Shady Grove Road	Randolph Shopping Center	Montrose Shopping Center	Plumtree Medical Center	Total All Properties		Pro Forma
Assets
Land	$233,265	$6,783	$7,163	$4,928	$11,612	$1,723	$32,209	(1)	$265,474
Income producing property	1,047,939	19,909	28,699	13,069	22,358	5,712	89,747	(1)	1,137,686
Accumulated depreciation	(251,284)								(251,284)

Net income producing property	1,029,920	26,692	35,862	17,997	33,970	7,435	121,956		1,151,876
Development in progress	69,820								69,820

Total investment in real estate, net	1,099,740	26,692	35,862	17,997	33,970	7,435	121,956		1,221,696
Cash and cash equivalents	2,981	835	9	88	141	(2,776)	(1,703	)(2)	1,278
Restricted cash	2,401								2,401
Rents and other receivables, net of allowance for doubtful accounts	26,955								26,955
Prepaid expenses and other assets	42,762	22	33	22	27		104	(2)	43,855
		422	1,154	158	130	283	2,147	(1)
		(555)	(81)	(149)	(346)	(27)	(1,158	)(2)

Total assets	$1,174,839	$27,416	$36,977	$18,116	$33,922	$4,915	$121,346		$1,296,185

Liabilities
Notes payable	$520,000								$520,000
Mortgage notes payable	168,965		5,660			4,872	10,532	(2)	179,497
Lines of credit/short-term note payable	59,000	27,000	31,000	17,170	33,330		108,500	(2)	167,500
Accounts payable and other liabilities	37,134	52	23	4	5	8	92	(2)	38,675
		133	68	837	497	—	1,535	(1)
		(40)	(46)				(86	)(2)
Advance rents	5,532	176	136	51	56	18	437	(2)	5,969
Tenant security deposits	7,575	95	136	54	34	17	336	(2)	7,911

Total liabilities	798,206	27,412	36,977	18,116	33,922	4,915	121,346		919,552

Minority interest	1,687								1,687

Shareholders’ Equity
Shares of beneficial interest; $.01 par value	422								422
Additional paid-in capital	406,098								406,098
Distributions in excess of net income	(31,574)								(31,574)

Total Shareholders’ Equity	374,946								374,946

Total Liabilities and Shareholders’ Equity	$1,174,839	$27,416	$36,977	$18,116	$33,922	$4,915	$121,346		$1,296,185

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2006

(In thousands, except per share amounts)

NOTES TO PRO FORMA BALANCE SHEET

Note 1: WRIT accounted for the acquisitions using the purchase method of accounting. WRIT allocated the purchase price to the related physical assets (land, building and tenant improvements) and in-place leases (tenant origination costs, leasing commissions, and net lease intangible assets/liabilities) based on their fair values, in accordance with SFAS No. 141, “Business Combinations.”

	Alexandria Professional Center	9707 Medical Center Dr & 15001 Shady Grove Road	Randolph Shopping Center	Montrose Shopping Center	Plumtree Medical Center
Contract purchase price	$26,850	$36,810	$17,085	$33,165	$7,690
Acquisition costs	131	138	233	438	28

Total purchase price	$26,981	$36,948	$17,318	$33,603	$7,718

Amounts allocated to investment in real estate:
Amount allocated to building	$19,545	$27,995	$12,705	$22,069	$5,563
Amount allocated to land	6,783	7,163	4,928	11,612	1,723
Amount allocated to tenant origination costs	364	704	364	289	149

	$26,692	$35,862	$17,997	$33,970	$7,435
Amounts allocated to investment in real estate:
Amount allocated to leasing commissions	201	267	108	120	45
Amount allocated to net lease intangible asset	221	887	50	10	238
Amount allocated to net intangible lease liability	(133)	(68)	(837)	(497)	—

	$289	$1,086	$(679)	$(367)	$283

Total	$26,981	$36,948	$17,318	$33,603	$7,718

Note 2: Adjustments to the Pro Forma Condensed Consolidated Balance Sheet represent draws on the line, cash paid and deposits applied at closing, and the assumption of certain assets and liabilities, including real estate and personal property taxes and security deposits.

	Alexandria Professional Center	9707 Medical Center Dr & 15001 Shady Grove Road	Randolph Shopping Center	Montrose Shopping Center	Plumtree Medical Center
Funding of purchase price:
Lines of credit	$(27,000)	$(31,000)	$(17,170)	$(33,330)	$—
Assumed mortgages	—	(5,660)	—	—	(4,872)
Cash and cash equivalents	835	9	88	141	(2,776)
Prepaid expenses and other assets	(533)	(48)	(127)	(319)	(27)

	(26,698)	(36,699)	(17,209)	(33,508)	(7,675)

Other assets and liabilities assumed:
Accounts payable and other liabilities	(12)	23	(4)	(5)	(8)
Advance rents	(176)	(136)	(51)	(56)	(18)
Tenant security deposits	(95)	(136)	(54)	(34)	(17)

	$(26,981)	$(36,948)	$(17,318)	$(33,603)	$(7,718)

Acquisition related borrowings on our credit facilities totaled $108.5 million, including $50.5 million to fund the Randolph and Montrose Shopping Centers and in April, $27.0 million to fund Alexandria Professional Center, $21.0 million for 15001 Shady Grove Road and $10.0 million for 9707 Medical Center Drive. Advances under our credit facilities bear interest at LIBOR plus a spread based on the credit rating of our publicly issued debt. These borrowings were paid in full on June 6, 2006 using a portion of the proceeds from the June 2006 public offering of 2.745 million common shares of beneficial interest and the June 2006 issuance of $100.0 million five-year 5.95% unsecured notes.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(In thousands, except per share amounts)

	Registrant	Alexandria Professional Center	9707 Medical Center Dr & 15001 Shady Grove Road	Randolph Shopping Center	Montrose Shopping Center	Plumtree Medical Center	Total All Properties		Pro Forma
Revenue
Real estate rental revenue	$190,046	$3,217	$3,138	$1,232	$1,557	$709	$9,853		$201,156
		12	125	162	306	83	688	(1),(6)
		52	54	—	371	92	569	(2),(6)
Expenses
Real estate expenses	58,116	1,045	993	212	365	88	2,703		61,069
		85	58	42	45	20	250	(3),(6)
Depreciation and amortization	47,161	808	1,181	823	615	252	3,679	(4),(6)	50,840
General and administrative	8,005								8,005

	113,282	1,938	2,232	1,077	1,025	360	6,632		119,914

	76,764	1,343	1,085	317	1,209	524	4,478		81,242

Other income (expense)
Interest expense	(37,743)	(1,084)	(1,542)	(689)	(1,338)	(779)	(5,432	)(5),(6)	(43,175)
Other income from property settlement	504								504
Other income	918								918

	(36,321)	(1,084)	(1,542)	(689)	(1,338)	(779)	(5,432)		(41,753)

Income from continuing operations	40,443	259	(457)	(372)	(129)	(255)	(954)		39,489

Discontinued operations
Income (loss) from operations of property disposed/held for sale	184								184
Gain on disposal	37,011								37,011

Net Income	$77,638	$259	$(457)	$(372)	$(129)	$(255)	$(954)		76,684

Per share information based on the weighted average of shares outstanding
Shares – basic	42,069								42,069
Shares – diluted	42,203								42,203
Income from continuing operations per share – basic	$0.96								$0.94
Income from continuing operations per share –diluted	$0.96								$0.94
Net income per share – basic	$1.85								$1.82
Net income per share – diluted	$1.84								$1.82

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(1)	Represents amortization of the net intangible lease liability based on the average remaining life of the acquired leases.

(2)	Represents straight-line revenue adjustment.

(3)	Represents property management costs incurred by the properties

(4)	Represents depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements, plus amortization of tenant origination costs and FAS 141 leasing commissions over the average remaining life of the acquired leases.

(5)	Represents interest expense on the line of credit borrowings, used to fund the acquisitions—See Note 3 to the Balance Sheet and interest on assumed mortgages.

(6)	The table below illustrates the corporate pro forma adjustments for each property (in thousands):

	Alexandria Professional Center	9707 Medical Center Dr & 15001 Shady Grove Road	Randolph Shopping Center	Montrose Shopping Center	Plumtree Medical Center	Total
(1) Amortization of lease intangibles, net	$12	$125	$162	$306	$83	$688
(2) Straight line rent adjustment	$52	$54	—	$371	$92	$569
(3) Property management costs	$85	$58	$42	$45	$20	$250
(4) Depreciation and amortization	$808	$1,181	$823	$615	$252	$3,679
(5) Interest expense	$1,084	$1,542	$689	$1,338	$779	$5,432

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2006

(In thousands, except per share amounts)

	Registrant	Alexandria Professional Center	9707 Medical Center Dr & 15001 Shady Grove Road	Randolph Shopping Center	Montrose Shopping Center	Plumtree Medical Center	Total All Properties		Pro Forma
Revenue
Real estate rental revenue	$50,925	$824	$827	$305	$354	$185	$2,495		$53,676
		3	31	89	40	(21)	142	(1),(6)
		60	(21)	—	47	28	114	(2),(6)
Expenses
Real estate expenses	15,517	330	257	71	90	21	769		16,349
		25	14	10	9	5	63	(3),(6)
Depreciation and amortization	11,968	202	295	154	206	63	920	(4),(6)	12,888
General and administrative	2,656								2,656

	30,141	557	566	235	305	89	1,752		31,893

	20,784	330	271	159	136	103	999		21,783

Other income (expense)
Interest expense	(10,322)	(348)	(474)	(221)	(430)	(70)	(1,543	)(5),(6)	(11,865)
Other income	170								170

	(10,152)	(348)	(474)	(221)	(430)	(70)	(1,543)		(11,695)

Income from continuing operations	10,632	(18)	(203)	(62)	(294)	33	(544)		10,088
Net Income	$10,632	$(18)	$(203)	$(62)	$(294)	$33	$(544)		$10,088

Per share information based on the weighted average of shares outstanding
Shares – basic	42,052								42,052
Shares – diluted	42,197								42,197
Income from continuing operations per share – basic and diluted	$0.25								$0.24
Net income per share – basic and diluted	$0.25								$0.24

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

(1)	Represents amortization of the net intangible lease liability based on the average remaining life of the acquired leases.

(2)	Represents straight-line revenue adjustment.

(3)	Represents property management costs incurred by the properties.

(4)	Represents depreciation over 30 years, based upon the portion of the purchase price allocated to building and improvements, plus amortization of tenant origination costs and FAS 141 leasing commissions over the average remaining life of the acquired leases.

(5)	Represents interest expense on the line of credit borrowings, used to fund the acquisitions – See Note 3 to the Balance Sheet.

(6)	The table below illustrates the corporate pro forma adjustments for each property (in thousands):

	Alexandria Professional Center	9707 Medical Center Dr & 15001 Shady Grove Road	Randolph Shopping Center	Montrose Shopping Center	Plumtree Medical Center	Total
(1) Amortization of lease intangibles, net	$3	$31	$89	$40	$(21)	$142
(2) Straight line rent adjustment	$60	$(21)	—	$47	$28	$114
(3) Property management costs	$25	$14	$10	$9	$5	$63
(4) Depreciation and amortization	$202	$295	$154	$206	$63	$920
(5) Interest expense	$348	$474	$221	$430	$70	$1,543